                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): January 2, 1997


                        CAPSTONE PHARMACY SERVICES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      0-20606                 11-2310352
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)



          9901 E. Valley Ranch Parkway, Suite 3001, Irving, Texas 75063
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (972) 401-1541
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name, or former address if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired.

         (i) Audited balance sheet of Clinical Care - SNF Pharmacy, Inc. as of December 31, 1996, and the related statements of operations, changes in stockholder's equity and cash flows for the year then ended.

         (ii) Audited balance sheet of Portaro Pharmacies, Inc. (d/b/a Clinical Care Pharmacy) as of November 31, 1996, and the related statements of operations, changes in stockholder's equity and cash flows for the year then ended.

         (iii) Audited balance sheets of Pharmacare, Inc. as of December 31, 1996 and 1995, and the related statements of operations, changes in stockholders' equity and cash flows for the years ended December 31, 1996, 1995 and 1994.

(a) Pro forma financial information. Pro forma unaudited financial data for the year ended December 31, 1996, and the three months ended March 31, 1997, reflecting the acquisitions by the Company of IMD Corporation, DCMed, Inc., Symphony Pharmacy Services, Inc., Happy Harry's Inc., Institutional Pharmacy, Inc., Clinical Care - SNF Pharmacy, Inc., Portaro Pharmacies, Inc., Alger Health Services, Inc., Pennsylvania Prescriptions, Inc., Pharmacare, Inc., Willowwood. and Macromed.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors and Stockholder of Clinical Care - SNF Pharmacy, Inc.:

We have audited the accompanying balance sheet of Clinical Care - SNF Pharmacy, Inc. (a California corporation) as of December 31, 1996, and the related statements of operations, changes in stockholder's equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Clinical Care - SNF Pharmacy, Inc. as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/S/ARTHUR ANDERSEN LLP


Baltimore, Maryland,
   April 23, 1997

                       CLINICAL CARE - SNF PHARMACY, INC.


                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996



NET SALES                                                            $13,995,571

COST OF SALES                                                          7,962,729
                                                                     -----------

         Gross profit                                                  6,032,842
                                                                     -----------

OPERATING EXPENSES:
    Selling, general and administrative                                5,345,995
    Provision for doubtful accounts                                      180,000
    Depreciation                                                          50,945
                                                                     -----------

         Total operating expenses                                      5,576,940
                                                                     -----------

         Income from operations                                          455,902
                                                                     -----------

NONOPERATING EXPENSE:
    Interest expense                                                     115,483
    Loss on disposal of equipment                                          1,762
                                                                     -----------

         Total nonoperating expense                                      117,245
                                                                     -----------

         Income before provision for taxes                               338,657

PROVISION FOR TAXES                                                        4,961
                                                                     -----------

         Net income                                                  $   333,696
                                                                     ===========




         The accompanying notes are an integral part of this statement.

                       CLINICAL CARE - SNF PHARMACY, INC.


                                  BALANCE SHEET

                             AS OF DECEMBER 31, 1996


                                     ASSETS
                                     ------

CURRENT ASSETS:
    Cash                                                              $    1,321
    Accounts receivable, less allowance for doubtful
        accounts of $180,000                                           1,779,657
    Inventory                                                            452,046
    Prepaid expenses and other current assets                             52,746
                                                                      ----------

           Total current assets                                        2,285,770

EQUIPMENT AND LEASEHOLD IMPROVEMENTS, net                                120,192

OTHER ASSETS                                                              20,160
                                                                      ----------

           Total assets                                               $2,426,122
                                                                      ==========

                      LIABILITIES AND STOCKHOLDER'S EQUITY
                      ------------------------------------

CURRENT LIABILITIES:
    Short-term borrowings                                             $  649,487
    Accounts payable                                                     852,946
    Accrued compensation and employee benefits                           274,695
    Other accrued expenses and liabilities                                 7,415
    Current portion of long-term debt                                    107,390
                                                                      ----------

           Total current liabilities                                   1,891,933

LONG-TERM DEBT, net of current portion                                   342,501
                                                                      ----------

           Total liabilities                                           2,234,434
                                                                      ==========

COMMITMENTS

STOCKHOLDER'S EQUITY:
    Common stock, $.10 par value, 500,000 shares authorized,
        10,000 shares issued and outstanding                               1,000
    Retained earnings                                                    190,688
                                                                      ----------

           Total stockholder's equity                                    191,688
                                                                      ----------

           Total liabilities and stockholder's equity                 $2,426,122
                                                                      ==========




       The accompanying notes are an integral part of this balance sheet.

                       CLINICAL CARE - SNF PHARMACY, INC.


                  STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY

                      FOR THE YEAR ENDED DECEMBER 31, 1996




                                          Common        Retained
                                           Stock        Earnings        Total
                                         ---------     ---------      ---------
BALANCE, at December 31, 1995            $   1,000     $ 471,380      $ 472,380

    Dividends                                   --      (614,388)      (614,388)

    Net income                                  --       333,696        333,696
                                         ---------     ---------      ---------

BALANCE, at December 31, 1996            $   1,000     $ 190,688      $ 191,688
                                         =========     =========      =========




         The accompanying notes are an integral part of this statement.

                       CLINICAL CARE - SNF PHARMACY, INC.


                             STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 1996


CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income                                                        $ 333,696
    Adjustments to reconcile net income to net cash flows from operating activities-
        Depreciation and amortization                                    50,945
        Loss on disposal of equipment                                     1,762
    Change in operating assets and liabilities, net of noncash transactions-
        Decrease in accounts receivable                                 110,493
        Increase in inventory                                           (74,713)
        Increase in prepaid expenses and other current assets           (50,574)
        Increase in other assets                                        (11,235)
        Increase in accounts payable                                    325,494
        Increase in accrued compensation and employee benefits           47,563
        Decrease in other accrued expenses and liabilities               (2,428)
                                                                      ---------

           Net cash flows from operating activities                     731,003
                                                                      ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Capital expenditures                                                (55,950)
                                                                      ---------

           Net cash used in investing activities                        (55,950)
                                                                      ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds from long-term debt                                         68,292
    Net repayments on stockholder loan                                  (12,921)
    Repayments of long-term debt                                       (152,151)
    Dividends paid                                                     (614,388)
                                                                      ---------

           Net cash used in financing activities                       (711,168)
                                                                      ---------

NET DECREASE IN CASH                                                    (36,115)

CASH, beginning of year                                                  37,436
                                                                      ---------

CASH, end of year                                                     $   1,321
                                                                      =========

SUPPLEMENTAL DISCLOSURES:

    Cash paid for-

        Interest                                                      $  99,933
                                                                      =========

        Taxes                                                         $   2,205
                                                                      =========

NONCASH TRANSACTIONS:

    Conversion of accounts payable to debt                            $ 606,888
                                                                      =========



         The accompanying notes are an integral part of this statement.

                       CLINICAL CARE - SNF PHARMACY, INC.


                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1996



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Clinical Care - SNF Pharmacy, Inc. (the Company) was incorporated on December 9, 1980, and is an independent provider of pharmacy services to long-term care institutions including skilled nursing facilities, assisted living facilities and other institutional health care settings, and home care. The Company purchases and dispenses prescription and nonprescription pharmaceuticals, provides clinical services, pharmacy systems and supplies long-term care facilities with a full complement of training, policies, equipment, supplies and billing for each service delivered. The Company also provides an array of ancillary heath care services to complement its core pharmacy services, including infusion therapy and nutrition management. The Company conducts its operations throughout Southern California.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue, expenses, gains and losses during the reporting periods. Actual results could differ from these estimates.

Inventory

Inventory is stated at the lower of cost or market. Cost is determined by the first-in, first-out method, and market represents the lower of replacement cost or estimated net realizable value.

Equipment and Leasehold Improvements

Equipment and leasehold improvements are recorded at cost. Depreciation and amortization are computed using accelerated methods over the estimated useful lives or, with respect to leasehold improvements, over the term of the lease, whichever is shorter.

         Furniture and fixtures                       5 - 7 years
         Computer hardware and software               5 - 7 years
         Equipment                                    5 - 7 years

Income Taxes

In October 1994, the Company elected to be taxed as an S-corporation, which is a pass-through tax entity. This election requires the individual stockholder, rather than the Company, to pay federal and state income tax on the Company's earnings.

California also recognizes the "S" election; however a 1.5% California franchise tax is payable. The provision for income taxes consists solely of the California franchise tax.

Revenue Recognition

Revenues are recorded as products are shipped and services are rendered. A portion of the Company's sales is covered by various state and Federal reimbursement programs, which are subject to review and/or audit.
Reimbursement programs are also subject to change from time to time.

Concentration of Credit Risk

Accounts receivable are uncollateralized and are primarily reimbursed, directly or indirectly, by state and federal government-sponsored programs.

Accounting Standards

In March 1995, the Financial Accounting Standards Board issued SFAS No. 121 (SFAS 121), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. SFAS 121 also addresses the accounting for long-lived assets that are expected to be disposed of. As of December 31, 1996, management believes there were no indications of impairment that would affect the carrying values of assets.

2. EQUIPMENT AND LEASEHOLD IMPROVEMENTS:

Equipment and leasehold improvements are summarized by major classifications, as follows:

         Furniture and fixtures                                       $  87,841
         Equipment                                                      256,605
         Computer hardware and software                                  92,682
         Leasehold improvements                                           3,351
                                                                      ---------

                                                                        440,479

         Less:  Accumulated depreciation and amortization              (320,287)
                                                                      ---------

                                                                      $ 120,192
                                                                      =========

3. SHORT-TERM BORROWINGS:

During 1996, the Company entered into a promissory note arrangement with a primary vendor to convert a portion of the Company's accounts payable balance. The note is payable upon demand or, if no demand is made, then on November 1, 2001. The note bears interest at prime plus 2%, which was 10.25% at December 31, 1996. The unpaid principal balance was $606,888 at December 31, 1996. The note is collateralized by certain assets of the Company.

During 1996, the Company's line of credit arrangement was converted to a note payable due by December 15, 1997. The balance of the line of credit at the conversion was $68,292. This note bears interest at the prime rate plus 5.5%, subject to an increase of 1% if the borrower does not maintain its primary deposit account with the lendor. The Company failed to comply with this term and an additional 1% was included in the interest rate. At December 31, 1996, the interest rate was 14.75%. The unpaid principal balance was $42,599 at December 31, 1996.

4. LONG-TERM DEBT:

The Company entered into a promissory note arrangement with a bank. The note bears interest at the prime rate plus 2.25%, subject to an increase of 1% if the borrower does not maintain its primary deposit account with the lendor. The Company failed to comply with this term and an additional 1% was included in the interest rate. The note is payable in monthly installments through December 1997. At December 31, 1996, the interest rate was 11.5%. The unpaid principal balance was $9,534 at December 31, 1996.

During 1994, the Company entered into a promissory note arrangement with a bank. The note bears interest at the prime rate plus 3.5%, subject to an increase of 1% if the borrower does not maintain its primary deposit account with the lendor. The Company failed to comply with this term and an additional 1% was included in the interest rate. The note is payable in monthly installments through May 2001. At December 31, 1996, the interest rate was 12.75%. The unpaid principal balance was $440,357 at December 31, 1996.

Future maturities of long-term debt at December 31, 1996, are as follows:

         1997                                                           $107,390
         1998                                                             97,857
         1999                                                             97,857
         2000                                                             97,857
         2001                                                             48,930
                                                                        --------

                                                                        $449,891
                                                                        ========

5. COMMITMENTS:

The Company has operating leases for its office and warehouse space, automobiles and equipment. Future minimum lease payments under operating leases that have remaining noncancellable terms are as follows:

         1997                                                           $109,005
         1998                                                             81,447
         1999                                                             37,461
         2000                                                             11,012
         2001                                                              5,382
                                                                        --------

                                                                        $244,307
                                                                        ========

Rent expense incurred during the year ended December 31, 1996, totaled $287,401.

6. MAJOR VENDOR:

The Company purchases a significant amount of their inventory from one vendor. During 1996, approximately 91% of the Company's purchases were made from this vendor.

7. EMPLOYEE BENEFIT PLAN:

The Company provides a 401(k) plan (the Plan) for eligible employees of the Company. During 1996, the Company voluntarily contributed to the Plan. The Company's contribution and plan administrative expense for the year was $16,900.

8. SUBSEQUENT EVENTS:

During January 1997, the sole stockholder of the Company contributed $100,000 of cash to the Company.

Subsequent to year-end, 100% of the Company's outstanding stock was purchased by Capstone Pharmacy Services, Inc. (Capstone). During 1997, Capstone paid off all debt obligations of the Company.

                               PORTARO PHARMACIES, INC.
                               DBA CLINICAL CARE PHARMACY

                               FINANCIAL STATEMENTS
                               AS OF NOVEMBER 30, 1996
                               TOGETHER WITH REPORT OF
                               INDEPENDENT PUBLIC ACCOUNTANTS

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors and Stockholder of Portaro Pharmacies, Inc.:

We have audited the accompanying balance sheet of Portaro Pharmacies, Inc. (a California corporation) as of November 30, 1996, and the related statements of operations, changes in stockholder's equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Portaro Pharmacies, Inc. as of November 30, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/S/ARTHUR ANDERSEN LLP


Baltimore, Maryland,
   May 1, 1997

                            PORTARO PHARMACIES, INC.

                           dba CLINICAL CARE PHARMACY


                                  BALANCE SHEET

                             AS OF NOVEMBER 30, 1996


                                     ASSETS
                                     ------

CURRENT ASSETS:
    Cash and cash equivalents                                          $  123,933
    Trade accounts receivable, less allowance for doubtful
        accounts of $492,030                                            1,771,530
    Due from employees                                                    196,734
    Inventory                                                           1,067,598
    Prepaid expenses and other current assets                              23,334
                                                                       ----------

           Total current assets                                         3,183,129

PROPERTY AND EQUIPMENT, net                                               591,423

OTHER ASSETS, net                                                         377,017
                                                                       ----------

           Total assets                                                $4,151,569
                                                                       ==========

                      LIABILITIES AND STOCKHOLDER'S EQUITY
                      ------------------------------------

CURRENT LIABILITIES:
    Accounts payable                                                   $  274,291
    Accrued expenses and other current liabilities                        254,958
    Current portion of long-term debt                                      60,878
    Current portion of capital lease obligations                           43,108
    Borrowings under line of credit                                     1,697,751
                                                                       ----------

           Total current liabilities                                    2,330,986

LONG-TERM DEBT, net of current portion                                    190,000

CAPITAL LEASE OBLIGATIONS, net of current portion                          96,378
                                                                       ----------

           Total liabilities                                            2,617,364
                                                                       ----------

COMMITMENTS

STOCKHOLDER'S EQUITY:
    Common stock, no par value, 1,000 shares authorized;
        50 shares issued and outstanding                                    5,000
    Retained earnings                                                   1,529,205
                                                                       ----------

           Total stockholder's equity                                   1,534,205
                                                                       ----------

           Total liabilities and stockholder's equity                  $4,151,569
                                                                       ==========



       The accompanying notes are an integral part of this balance sheet.

                            PORTARO PHARMACIES, INC.

                           dba CLINICAL CARE PHARMACY


                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED NOVEMBER 30, 1996




NET SALES                                                          $ 13,740,483

COST OF SALES                                                         7,413,694
                                                                   ------------

           Gross profit                                               6,326,789
                                                                   ------------

OPERATING EXPENSES:
    Selling, general and administrative                               5,855,421
    Provision for doubtful accounts                                     461,831
    Depreciation and amortization                                       190,445
                                                                   ------------

           Total operating expenses                                   6,507,697
                                                                   ------------

           Loss from operations                                        (180,908)
                                                                   ------------

NONOPERATING INCOME (EXPENSE):
    Interest income                                                      19,063
    Loss on sale of property and equipment                              (17,590)
    Interest expense                                                   (188,792)
                                                                   ------------

           Total nonoperating expense                                  (187,319)
                                                                   ------------

           Loss before provision for income taxes                      (368,227)

PROVISION FOR INCOME TAXES                                                  800
                                                                   ------------

           Net loss                                                $   (369,027)
                                                                   ============



         The accompanying notes are an integral part of this statement.

                            PORTARO PHARMACIES, INC.

                           dba CLINICAL CARE PHARMACY


                  STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY

                      FOR THE YEAR ENDED NOVEMBER 30, 1996



                                          Common       Retained    Stockholder's
                                          Stock        Earnings        Equity
                                       -----------   -----------   -------------
BALANCE, at November 30, 1995          $     5,000   $ 1,898,232    $ 1,903,232

    Net loss                                    --      (369,027)      (369,027)
                                       -----------   -----------    -----------

BALANCE, at November 30, 1996          $     5,000   $ 1,529,205    $ 1,534,205
                                       ===========   ===========    ===========



         The accompanying notes are an integral part of this statement.

                            PORTARO PHARMACIES, INC.

                           dba CLINICAL CARE PHARMACY


                             STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED NOVEMBER 30, 1996



CASH FLOWS FROM (TO) OPERATING ACTIVITIES:
    Net loss                                                          $(369,027)
    Adjustments to reconcile net income to net cash flows from operating activities-
        Depreciation and amortization                                   190,445
        Loss on disposal of property and equipment                       17,590
    Changes in operating assets and liabilities-
        Decrease in trade accounts receivable                           861,759
        Increase in inventory                                          (273,774)
        Decrease in prepaid expenses and other assets                    47,299
        Decrease in accounts payable                                    (16,699)
        Decrease in accrued expenses and other current liabilities      (24,979)
                                                                      ---------

           Net cash provided by operating activities                    432,614
                                                                      ---------

CASH FLOWS (TO) INVESTING ACTIVITIES:
    Payments on loans to employees                                       10,849
    Proceeds from disposal of property and equipment                     24,255
    Purchases of property and equipment                                (455,635)
    Increase in other assets                                           (327,192)
                                                                      ---------

           Net cash used in investing activities                       (747,723)
                                                                      ---------

CASH FLOWS FROM (TO) FINANCING ACTIVITIES:
    Net borrowings under line of credit                                 248,027
    Proceeds from long-term debt                                        518,036
    Repayment of loan from stockholder and employee                    (309,187)
    Repayments of long-term debt                                       (109,481)
    Repayments of capital lease obligation                              (20,660)
                                                                      ---------

           Net cash provided by financing activities                    326,735
                                                                      ---------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                11,626

CASH AND CASH EQUIVALENTS, beginning of year                            112,307
                                                                      ---------

CASH AND CASH EQUIVALENTS, end of year                                $ 123,933
                                                                      =========

SUPPLEMENTAL DISCLOSURES:

    Cash paid for interest                                            $ 175,362
                                                                      =========



         The accompanying notes are an integral part of this statement.

                            PORTARO PHARMACIES, INC.

                           dba CLINICAL CARE PHARMACY


                          NOTES TO FINANCIAL STATEMENTS

                                NOVEMBER 30, 1996



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Portaro Pharmacies, Inc. (the Company) was incorporated on December 9, 1980, and is an independent provider of pharmacy services to long-term care institutions including skilled nursing facilities, assisted living facilities and other institutional health care settings, and home care. The Company purchases and dispenses prescription and nonprescription pharmaceuticals, provides clinical services, pharmacy systems and supplies long-term care facilities with a full complement of training, policies, equipment, supplies and billing for each service delivered. The Company also provides an array of ancillary heath care services to complement its core pharmacy services, including infusion therapy and nutrition management. The Company conducts its operations throughout Southern California.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues, expenses, gains and losses during the reporting periods. Actual results could differ from these estimates.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and money market instruments. Cash equivalents are highly liquid and are stated at cost plus accrued interest, which approximates fair value.

Inventory

Inventory is stated at the lower of cost or market. Cost is determined by the first-in, first-out method, and market represents the lower of replacement cost or estimated net realizable value.

Property and Equipment

Equipment and leasehold improvements are recorded at cost. Depreciation and amortization are computed using accelerated methods over the estimated useful lives or, with respect to leasehold improvements, over the term of the lease, whichever is shorter.

         Automobiles, trucks, computer hardware and software         3 - 5 years
         Equipment                                                   5 - 7 years
         Leasehold improvements                                    Term of lease

Repairs and maintenance are charged to expense when incurred; replacements and betterments are capitalized. The asset cost and related accumulated depreciation are removed from the accounts for assets sold or retired, and any resulting gain or loss is included in the statement of operations.

Other Assets

Other assets consists primarily of goodwill, a covenant not to compete and start-up costs. The goodwill is related to a 1995 acquisition, and the covenant not to compete is related to a 1996 acquisition (see Note 9). The start-up costs were incurred during 1996 and relate to the Company's efforts to establish a reputable consulting service line of business for patients, doctors and pharmaceutical companies (see Note 6). This line of business has not yet commenced operations.

Revenue Recognition

Revenues are recorded as products are shipped and services are rendered. A portion of the Company's sales is covered by various state and Federal reimbursement programs, which are subject to review and/or audit. Reimbursement programs are also subject to change from time to time.

Concentration of Credit Risk

Accounts receivable are uncollateralized and are primarily reimbursed, directly or indirectly, by state and federal government-sponsored programs.

Income Taxes

In December 1987, the Company elected to be taxed as an S-corporation, which is a pass-through tax entity. This election requires the individual stockholder, rather than the Company, to pay federal and state income tax on the Company's earnings.

California also recognizes the "S" election; however a 1.5% California franchise tax is payable. The provision for income taxes consists solely of the California franchise tax. If a certain threshold of income is not met, a minimum tax of $800 is due.

Accounting Standards

In March 1995, the Financial Accounting Standards Board issued SFAS No. 121 (SFAS 121), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. SFAS 121 also addresses the accounting for long-lived assets that are expected to be disposed of. As of December 31, 1996, management believes there were no indications of impairment that would affect the carrying values of assets.

2. LOAN RECEIVABLE FROM STOCKHOLDER:

There is a loan receivable from the sole stockholder which is due on demand, unsecured and subordinated to Wells Fargo Bank. The balance was $191,684 at November 30, 1996, and bears interest at 8.75%. This balance is included in due from employees on the balance sheet.

3. PROPERTY AND EQUIPMENT:

Property and equipment are summarized by major classifications, as follows:

         Automobiles and trucks                                       $  366,193
         Equipment                                                       435,977
         Computer hardware and software                                  349,716
         Leasehold improvements                                          173,271
                                                                      ----------

                                                                       1,325,157

         Less:  Accumulated depreciation                                 733,734
                                                                      ----------

                                                                      $  591,423
                                                                      ==========

Depreciation expense for the year ended November 30, 1996, was $180,832

4. MAJOR VENDOR:

The Company purchases a significant amount of their inventory from one vendor. During the year, approximately 86% of the Company's purchases were made from this vendor.

5. LINE OF CREDIT PAYABLE:

The Company currently has a $1,700,000 line of credit with Wells Fargo Bank. Interest is payable monthly at 1/2% above the bank's prime rate (the prime rate was 8.25% at November 30, 1996). The line of credit is secured by accounts receivable and equipment, expires March 3, 1997, and is guaranteed by the sole stockholder. At November 30, 1996, the outstanding balance was $1,697,751.

The line of credit agreement provides that the Company must maintain a current ratio of at least 1.40 to 1.0 and total liabilities divided by tangible net worth must not be greater than 1.75 to 1.0. In addition, the Company must generate a net income of $250,000. This line of credit was paid off subsequent to year-end.

The Company was not in compliance with certain covenants at year-end; however, the agreement provides for a 90-day grace period after year-end. During this period, the amounts outstanding under the line of credit were paid off.

6. GOODWILL, COVENANTS AND START-UP COSTS:

Goodwill is recognized as the costs in excess of fair value of net assets of the business acquired. Recoverability is reviewed annually or sooner if events or changes in circumstances indicate that the carrying amount may exceed fair value. Start-up costs are capitalized as costs are incurred during the development of a new line of business.

As of November 30, 1996, the Company had the following intangible assets:

         Goodwill                                                       $  8,828
         Covenant not to compete                                          70,367
         Start-up costs                                                  257,442
                                                                        --------

                                                                        $336,637
                                                                        ========

These amounts are being amortized over periods of five to seventeen years. Accumulated amortization relating to other assets was $9,613 as of November 30, 1996. (The same amount was expensed in the statement of operations for the year ended November 30, 1996.)

7. LONG-TERM DEBT:

Long-term debt at November 30, 1996, is summarized as follows:

         Notes payable in monthly installments, including interest at 13.35%
                  through May 10, 1997                                         $     878

         Note payable, with interest at prime plus 2.0%; principal payable in monthly installments of $5,000 through January 5, 2001;
                  secured by receivables, inventory, fixtures and equipment      250,000
                                                                               ---------

                                                                                 250,878

         Less: Current portion of long-term debt                                 (60,878)
                                                                               ---------

                  Long-term debt, net of current portion                       $ 190,000
                                                                               =========

Future maturities of long-term debt are as follows:

         Years Ending November 30,                                       Amount
         -------------------------                                      --------
                   1997                                                 $ 60,878
                   1998                                                   60,000
                   1999                                                   60,000
                   2000                                                   60,000
                   2001                                                   10,000
                                                                        --------

                                                                        $250,878

8. COMMITMENTS:

The Company has entered into capital and operating leases for pharmacy facilities, vehicles and office equipment. Some of these leases require the Company to pay for a portion of common area maintenance. Rent expense incurred during the year ended November 30, 1996, totaled $396,591. Payments on capital lease obligations during the year ended November 30, 1996, totaled $20,660. Future minimum lease payments are as follows:

                                                             Capital        Operating
         Years Ending November 30,                            Leases          Leases
         -------------------------                           --------       ---------
                    1997                                     $ 51,898       $ 209,353
                    1998                                       50,908         174,143
                    1999                                       50,908          92,775
                    2000                                       30,958              --
                                                             --------       ---------

                  Total minimum lease payments                184,672       $ 476,271
                                                                            =========

         Less: Amounts representing imputed interest          (45,186)
                                                             --------

         Present value of net minimum payments                139,486

         Less: Current portion                                (43,108)
                                                             --------

                                                             $ 96,378
                                                             ========

After year-end, the Company entered into additional vehicle lease obligations.

9. ACQUISITIONS:

In January 1996, the Company acquired certain assets of a pharmacy owned by Drugcare, Inc. for $307,890 in cash and notes payable. This acquisition has been recorded using the purchase method of accounting, including a $75,000 covenant not to compete over five years. No goodwill was recorded at the date of acquisition.

Unaudited pro forma combined results of operations of the Company for the year ended November 30, 1996, assuming that the acquisition described above had been made as of December 1, 1995, are presented below:

         Net sales                                                   $13,908,736

         Gross profit                                                $ 6,390,822

         Loss from operations                                        $  (168,455)

         Net loss                                                    $  (365,033)

10. PROFIT SHARING PLAN:

The Company has established the Clinical Care Portaro Pharmacies, Inc. dba Clinical Care 401(k) Profit Sharing Plan whereby employees may contribute up to 20% of their compensation. The Company, at the discretion of the Board of Directors, will match employee contributions in an amount not to exceed $250 annually. For the year ended November 30, 1996, the Company made no matching contributions.

11. RELATED PARTY TRANSACTIONS:

The building in which corporate headquarters and one of the pharmaceutical facilities are located is owned by the only stockholder. Management believes the monthly rent is charged at fair value to Portaro. The rent expense during the year related to this arrangement was $186,903. No lease exists for this relationship.

12. SUBSEQUENT EVENT:

Subsequent to year-end, 100% of the Company's outstanding stock was purchased by Capstone Pharmacy Services, Inc. (Capstone). During 1997, Capstone paid off the borrowing under the line of credit.

                           PHARMACARE, INC.

                           FINANCIAL STATEMENTS
                           AS OF DECEMBER 31, 1996 AND 1995
                           AND FOR THE YEARS ENDED
                           DECEMBER 31, 1996, 1995 AND 1994
                           TOGETHER WITH REPORT OF
                           INDEPENDENT PUBLIC ACCOUNTANTS

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors and Stockholder of PharmaCare, Inc.:

We have audited the accompanying balance sheets of PharmaCare, Inc. (a Virginia corporation) as of December 31, 1996 and 1995, and the related statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PharmaCare, Inc. as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.



/S/ARTHUR ANDERSEN LLP


Baltimore, Maryland,
   June 6, 1997

                                PHARMACARE, INC.


                                 BALANCE SHEETS

                        AS OF DECEMBER 31, 1996 AND 1995


                                       ASSETS
                                       ------

                                                                1996         1995
                                                             ----------   ----------
CURRENT ASSETS:
    Cash                                                     $  336,211   $  380,252
    Accounts receivable, less allowance for doubtful
        accounts of $150,000 in 1996 and 1995                   626,948      643,105
    Inventory                                                   157,000      157,635
    Prepaid expenses and other current assets                     4,361        1,600
    Due from stockholder                                          8,792      197,819
                                                             ----------   ----------

           Total current assets                               1,133,312    1,380,411

EQUIPMENT, net                                                  101,150      120,037
                                                             ----------   ----------

           Total assets                                      $1,234,462   $1,500,448
                                                             ==========   ==========

                        LIABILITIES AND STOCKHOLDER'S EQUITY
                        ------------------------------------

CURRENT LIABILITIES:
    Accounts payable                                         $  101,131   $  101,354
    Accrued expenses and other current liabilities               79,661       76,849
                                                             ----------   ----------

           Total current liabilities                            180,792      178,203
                                                             ----------   ----------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S EQUITY:
    Common stock, no par value, authorized 5,000 shares;
        800 shares issued and outstanding                        75,000       75,000
    Retained earnings                                           978,670    1,247,245
                                                             ----------   ----------

           Total stockholder's equity                         1,053,670    1,322,245
                                                             ----------   ----------

           Total liabilities and stockholder's equity        $1,234,462   $1,500,448
                                                             ==========   ==========



      The accompanying notes are an integral part of these balance sheets.

                                PHARMACARE, INC.


                              STATEMENTS OF INCOME

              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 and 1994



                                                     1996          1995          1994
                                                 -----------   -----------   -----------
NET SALES                                        $ 4,996,505   $ 4,306,284   $ 3,371,576

COST OF SALES                                      2,915,651     2,319,190     1,820,313
                                                 -----------   -----------   -----------

           Gross profit                            2,080,854     1,987,094     1,551,263
                                                 -----------   -----------   -----------

OPERATING EXPENSES:
    Selling, general and administrative            1,157,987     1,060,197       957,737
    Depreciation                                      29,068        40,871        41,344
                                                 -----------   -----------   -----------

           Total operating expenses                1,187,055     1,101,068       999,081
                                                 -----------   -----------   -----------

           Income from operations                    893,799       886,026       552,182
                                                 -----------   -----------   -----------

NONOPERATING INCOME (EXPENSE):
    Interest income (expense), net                    17,626        11,186          (149)
                                                 -----------   -----------   -----------

           Total nonoperating income (expense)        17,626        11,186          (149)
                                                 -----------   -----------   -----------

           Net income                            $   911,425   $   897,212   $   552,033
                                                 ===========   ===========   ===========



        The accompanying notes are an integral part of these statements.

                                PHARMACARE, INC.


                  STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994



                                      Common        Retained
                                       Stock        Earnings        Total
                                    -----------   -----------    -----------
BALANCE, at December 31, 1993       $    75,000   $   638,000    $   713,000

    Dividends                                --      (420,000)      (420,000)

    Net income                               --       552,033        552,033
                                    -----------   -----------    -----------

BALANCE, at December 31, 1994            75,000       770,033        845,033

    Dividends                                --      (420,000)      (420,000)

    Net income                               --       897,212        897,212
                                    -----------   -----------    -----------

BALANCE, at December 31, 1995            75,000     1,247,245      1,322,245

    Dividends                                --    (1,180,000)    (1,180,000)

    Net income                               --       911,425        911,425
                                    -----------   -----------    -----------

BALANCE, at December 31, 1996       $    75,000   $   978,670    $ 1,053,670
                                    ===========   ===========    ===========



        The accompanying notes are an integral part of these statements.

                                PHARMACARE, INC.


                            STATEMENTS OF CASH FLOWS

              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994



                                                                1996           1995           1994
                                                            -----------    -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income                                              $   911,425    $   897,212    $   552,033
    Adjustments to reconcile net income to net cash
        provided by operating activities-
        Depreciation and amortization                            29,068         40,871         41,344
    Change in operating assets and liabilities, net of
        noncash transactions-
        Decrease (increase) in accounts receivable               16,157       (184,523)            --
        Decrease (increase) in inventory                            635        (36,989)          (207)
        (Increase) decrease in prepaid expenses and other
           current assets                                        (2,761)            --          1,578
        Increase in other assets                                     --             --          4,833
        (Decrease) increase in accounts payable                    (223)        26,249        (27,823)
        Increase in accrued expenses and other current
           liabilities                                            2,812         14,362          5,522
                                                            -----------    -----------    -----------

           Net cash provided by operating activities            957,113        757,182        577,280
                                                            -----------    -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Capital expenditures                                        (10,181)       (56,928)       (13,200)
                                                            -----------    -----------    -----------

           Net cash used in investing activities                (10,181)       (56,928)       (13,200)
                                                            -----------    -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Payments on stockholder loan                                190,000             --             --
    Borrowings by stockholder                                      (973)      (197,819)            --
    Dividends paid                                           (1,180,000)      (420,000)      (420,000)
                                                            -----------    -----------    -----------

           Net cash used in financing activities               (990,973)      (617,819)      (420,000)
                                                            -----------    -----------    -----------

NET (DECREASE) INCREASE IN CASH                                 (44,041)        82,435        144,080

CASH, beginning of year                                         380,252        297,817        153,737
                                                            -----------    -----------    -----------

CASH, end of year                                           $   336,211    $   380,252    $   297,817
                                                            ===========    ===========    ===========

SUPPLEMENTAL DISCLOSURES:

    Cash paid for-

        Interest                                            $        26    $       334    $       291
                                                            ===========    ===========    ===========

        Taxes                                               $    71,046    $    70,572    $    41,815
                                                            ===========    ===========    ===========



        The accompanying notes are an integral part of these statements.

                                PHARMACARE, INC.


                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1996 AND 1995



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

PharmaCare, Inc. (the Company) was incorporated on October 4, 1990, and is an independent provider of pharmacy services to long-term care institutions including skilled nursing facilities, assisted living facilities, home care and other institutional health care settings. The Company purchases and dispenses prescription and nonprescription pharmaceuticals, provides clinical services, pharmacy systems and supplies long-term care facilities with a full complement of training, policies, equipment, supplies and billing for each service delivered. The Company also provides an array of ancillary heath care services to complement its core pharmacy services, including infusion therapy and nutrition management. The Company conducts its operations throughout Southwestern Virginia.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses in the financial statements and in the disclosure of contingent assets and liabilities. While actual results could differ from those estimates, management believes that actual results will not be materially different from amounts provided in the accompanying financial statements.

Inventory

Inventory is stated at the lower of cost or market. Cost is determined by the first-in, first-out method, and market represents the lower of replacement cost or estimated net realizable value.

Equipment

Equipment is recorded at cost. Depreciation and amortization are computed using straight-line methods over the following estimated useful lives.

         Furniture and fixtures                                7 years
         Machinery and equipment                               5 years
         Computer hardware and software                        5 years

Income Taxes

From inception, the Company elected to be taxed as an S-corporation, which is a pass-through tax entity. This election requires the individual stockholder, rather than the Company, to pay Federal and state income tax on the Company's earnings. Virginia also recognizes the "S" election.

Revenue Recognition

Revenues are recorded as products are shipped and services are rendered. A portion of the Company's sales is covered by various state and Federal reimbursement programs, which are subject to review and/or audit. Reimbursement programs are also subject to change from time to time.

Concentration of Credit Risk

Accounts receivable are uncollateralized and are primarily reimbursed, directly or indirectly, by state and Federal government-sponsored programs.

Accounting Standards

In March 1995, the Financial Accounting Standards Board issued SFAS No. 121 (SFAS 121), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. SFAS 121 also addresses the accounting for long-lived assets that are expected to be disposed of. As of December 31, 1996 and 1995, management believes there were no indications of impairment that would affect the carrying values of assets.

2. EQUIPMENT:

Equipment is summarized by major classifications, as follows:

                                                            1996          1995
                                                          ---------    ---------
       Furniture and fixtures                             $ 177,867    $ 167,686
       Machinery and equipment                              118,426      118,426
       Computer hardware and software                         1,200        1,200
                                                          ---------    ---------

                                                            297,493      287,312

       Less: Accumulated depreciation and amortization     (196,343)    (167,275)
                                                          ---------    ---------

                                                          $ 101,150    $ 120,037
                                                          =========    =========

3. COMMITMENTS:

The Company has operating leases for its office and warehouse space. Future minimum lease payments under operating leases that have remaining noncancellable terms are as follows:

                  1997                                                  $ 19,200
                  1998                                                    17,600
                                                                        --------

                                                                        $ 36,800
                                                                        ========

Rent expense incurred during the years ended December 31, 1996, 1995 and 1994, totaled $19,200 for each of the years.

4. EMPLOYEE BENEFIT PLAN:

The Company provides a profit sharing plan (the Plan) for eligible employees of the Company. During 1996 and 1995, the Company made no contributions to the Plan. During 1994, the Company contributed approximately $48,000 to the Plan.

5. CONTINGENCIES:

The Company is subject to various claims and litigation in the ordinary course of its business. In the opinion of management and outside counsel, settlement of these claims and litigation will not have a material adverse effect on the financial position or future operating results of the Company.

6. SUBSEQUENT EVENT:

Subsequent to year-end, substantially all of the assets of the Company were purchased by Capstone Pharmacy Services, Inc.

                 PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL DATA

From January 1, 1996 through June of 1997, the Company acquired several institutional pharmacy and pharmacy service companies. These acquisitions consist of the following:

              Acquiree                                    Date

IMD Corporation                                       February 1996
DC Med, Inc.                                          July 1996
Symphony Pharmacy Services, Inc.                      July 1996
Happy Harry's Inc.                                    October 1996
Institutional Pharmacy, Inc.                          December 1996
Clinical Care - SNF Pharmacy, Inc.                    January 1997
Portaro Pharmacies, Inc.                              January 1997
Alger Health Services, Inc.                           January 1997
Pennsylvania Prescriptions, Inc.                      March 1997
Macromed                                              March 1997
Pharmacare, Inc.                                      March 1997
Willowwood                                            April 1997

The following unaudited pro forma income statement data for the year ended December 31, 1996, and the three months ended March 31, 1997 have been prepared based on historical income statements of the Company, as adjusted to reflect the acquisitions of the above listed companies as if each had occurred on January 1, 1996 and January 1, 1997, respectively. The unaudited pro forma balance sheet as of March 31, 1997, has been prepared based on the historical balance sheet of the Company as adjusted to reflect the acquisition of Willowwood as if it had been acquired as of March 31, 1997. The pro forma income statement data may not be indicative of the future results of operations of or what the actual results of operations would have been had the acquisitions described above been effective January 1, 1997 and 1996.

                        CAPSTONE PHARMACY SERVICES, INC.
                         PRO FORMA INCOME STATEMENT DATA
                    FOR THE THREE MONTHS ENDED MARCH 31, 1997



                                                Capstone Pharmacy                Emerald
                                                  Services, Inc    Emerald      Pro Forma
                                                  per Form 10-Q    Drug(1)     Adjustments
                                                  -------------    -------     -----------
Net revenues                                        69,023,558    2,288,805           --
Cost of sales                                       38,690,339    1,586,060           --
                                                    ----------    ---------      -------

    Gross profit                                    30,333,219      702,745           --
                                                    ----------    ---------      -------

Operating expenses:
    Selling general and administrative expenses     22,925,269      627,027           --
    Depreciation and amortization                    2,357,234       18,852       17,179(2)
                                                    ----------    ---------      -------

       Total operating expenses                     25,282,503      645,879       17,179
                                                    ----------    ---------      -------

       Income from operations                        5,050,716       56,866      (17,179)
                                                    ----------    ---------      -------

Non-operating expenses (income):
    Interest expense, net                            1,155,359       15,293       74,607(3)
    Other income (expense), net                             --           --           --
                                                    ----------    ---------      -------

       Total non-operating expense (income), net     1,155,359       15,293       74,607
                                                    ----------    ---------      -------

       Income from operations before income taxes    3,895,357       41,573      (91,786)
       Provision for income taxes                    1,441,282           --      (18,579)(4)
                                                    ----------    ---------      -------

Net income                                           2,454,075       41,573      (73,207)
                                                    ==========    =========      =======

                        CAPSTONE PHARMACY SERVICES, INC.
                   PRO FORMA INCOME STATEMENT DATA (continued)
                    FOR THE THREE MONTHS ENDED MARCH 31, 1997


                                                                             Pharmacare                       Willowwood
                                                                             Pro Forma         Willowwood      Pro Forma
                                                    Pharmacare, Inc.(1)     Adjustments        Services(1)    Adjustments
                                                    -------------------     -----------        -----------    -----------
Net revenues                                               992,574                 --            592,849             --
Cost of sales                                              568,052                 --            311,964             --
                                                           -------           --------            -------        -------

    Gross profit                                           424,522                 --            280,885             --
                                                           -------           --------            -------        -------

Operating expenses:
    Selling general and administrative expenses            247,306                 --            202,267             --
    Depreciation and amortization                            1,999             48,913(2)           9,275         12,148(2)
                                                           -------           --------            -------        -------

       Total operating expenses                            249,305             48,913            211,542         12,148
                                                           -------           --------            -------        -------

       Income from operations                              175,217            (48,913)            69,343        (12,148)
                                                           -------           --------            -------        -------

Non-operating expenses (income):
    Interest expense, net                                       --            153,425(3)              --         51,984(3)
    Other income (expense), net                                 --                 --             15,000        (15,000)
                                                           -------           --------            -------        -------

       Total non-operating expense (income), net                --            153,425             15,000         36,984
                                                           -------           --------            -------        -------

       Income from operations before income taxes          175,217           (202,338)            54,343        (49,132)
       Provision for income taxes                               --            (10,035)(4)            541             --
                                                           -------           --------            -------        -------

Net income                                                 175,217           (192,303)            53,802        (49,132)
                                                           =======           ========            =======        =======

                        CAPSTONE PHARMACY SERVICES, INC.
                   PRO FORMA INCOME STATEMENT DATA (continued)
                    FOR THE THREE MONTHS ENDED MARCH 31, 1997


                                                                          Macromed           Subtotal        Pro Forma
                                                                          Pro Forma         Acquisition       Capstone
                                                      Macromed(1)        Adjustments        Adjustments   Income Statement
                                                      -----------        -----------        -----------   ----------------
Net revenues                                             368,000               --            4,242,228       73,265,786
Cost of sales                                            143,520               --            2,609,596       41,299,935
                                                         -------         --------            ---------       ----------

    Gross profit                                         224,480               --            1,632,632       31,965,851
                                                         -------         --------            ---------       ----------

Operating expenses:
    Selling general and administrative expenses           19,000               --            1,095,600       24,020,869
    Depreciation and amortization                          1,000           18,125(2)           127,491        2,484,725
                                                         -------         --------            ---------       ----------

       Total operating expenses                           20,000           18,125            1,223,091       26,505,594
                                                         -------         --------            ---------       ----------


       Income from operations                            204,480          (18,125)             409,541        5,460,257
                                                         -------         --------            ---------       ----------


Non-operating expenses (income):
    Interest expense, net                                     --           30,685(3)           325,994        1,481,353
    Other income (expense), net                               --               --                   --               --
                                                         -------         --------            ---------       ----------

       Total non-operating expense (income), net              --           30,685              325,994        1,481,353
                                                         -------         --------            ---------       ----------


       Income from operations before income taxes        204,480          (48,810)              83,547        3,978,904
       Provision for income taxes                             --           57,598(4)            29,526        1,470,808
                                                         -------         --------            ---------       ----------


Net income                                               204,480         (106,408)              54,022        2,508,097
                                                         =======         ========            =========       ==========

                                           Weighted average number of common shares outstanding (5)          36,915,693
                                                                 Fully diluted net income per share          $     0.07

(1) Reflects the acquisitions of Pennsylvania Prescriptions, Pharmacare, Willowwood and Macromed as if they had occurred on January 1, 1997.
(2) Reflects the additional amortization of goodwill related to the Pennsylvania Prescriptions, Pharmacare, Willowwood and Macromed acquisitions, over a period of 40 years.
(3) Reflects the additional interest expense related to the above acquisitions at an annual interest rate of 7.22%.
(4) Reflects the adjustment to the provision for income taxes to reflect an effective tax rate for each acquiree of 37%.
(5) Reflects the fully diluted shares outstanding for the three months ended March 31, 1997

                        CAPSTONE PHARMACY SERVICES, INC.
                         PRO FORMA INCOME STATEMENT DATA
                      FOR THE YEAR ENDED DECEMBER 31, 1996


                                                             Capstone Pharmacy                               IMD
                                                                Services, Inc             IMD              Pro Forma
                                                                per Form 10-K        Corporation(1)       Adjustments
                                                                -------------        --------------       -----------
Net revenues                                                     144,397,836           1,721,000                 --
Cost of sales                                                     85,531,996             982,000                 --
                                                                 -----------           ---------            -------

    Gross profit                                                  58,865,840             739,000                 --
                                                                 -----------           ---------            -------

Operating expenses:
    Selling general and administrative expenses                   46,591,975             710,000                 --
    Depreciation and amortization                                  4,633,787              20,000             25,000(2)
    Costs relating to pharmacy closure                               246,446                  --                 --
    Restructuring charges                                          2,825,000                  --                 --
                                                                 -----------           ---------            -------

      Total operating expenses                                    54,297,208             730,000             25,000
                                                                 -----------           ---------            -------

      Income from operations                                       4,568,632               9,000            (25,000)
                                                                 -----------           ---------            -------

Non-operating expenses (income):
    Interest expense, net                                          1,899,784                  --             64,000(3)
    Acquisition financing fees and expenses                        4,573,530                  --                 --
    Other income (expense), net                                     (149,206)                 --                 --
                                                                 -----------           ---------            -------

      Total non-operating expense (income), net                    6,324,108                  --             64,000
                                                                 -----------           ---------            -------

    Loss from continuing operations before income taxes,
      and extraordinary items                                     (1,755,476)              9,000            (89,000)
Benefit for income taxes                                          (5,120,857)              8,000                 --
                                                                 -----------           ---------            -------

      Income (loss) from continuing operations before
      extraordinary items                                          3,365,381               1,000            (89,000)

Extraordinary items:
    Loss on extinguishment of debt, net                             (239,961)                 --                 --
                                                                 -----------           ---------            -------

      Net income (loss)                                            3,125,420               1,000            (89,000)
                                                                 ===========           =========            =======

                        CAPSTONE PHARMACY SERVICES, INC.
                   PRO FORMA INCOME STATEMENT DATA (continued)
                      FOR THE YEAR ENDED DECEMBER 31, 1996


                                                                 DC Med         Symphony          Symphony       Symphony
                                                                Pro Forma       Pharmacy         Pro Forma       Pro Forma
                                                                DC Med(1)      Adjustments       Services(1)    Adjustments
                                                                ---------      -----------       -----------    -----------
Net revenues                                                    5,030,000             --         62,996,000             --
Cost of sales                                                   2,241,000             --         33,858,000             --
                                                                ---------       --------         ----------     ----------

    Gross profit                                                2,789,000             --         29,138,000             --
                                                                ---------       --------         ----------     ----------

Operating expenses:
    Selling general and administrative expenses                 2,302,000             --         21,141,000             --
    Depreciation and amortization                                  15,000         39,000(2)       1,626,000      1,074,500(2)
    Costs relating to pharmacy closure                                 --             --                 --             --
    Restructuring charges                                              --             --                 --             --
                                                                ---------       --------         ----------     ----------

      Total operating expenses                                  2,317,000         39,000         22,767,000      1,074,500
                                                                ---------       --------         ----------     ----------


      Income from operations                                      472,000        (39,000)         6,371,000     (1,074,500)
                                                                ---------       --------         ----------     ----------


Non-operating expenses (income):
    Interest expense, net                                              --        225,000(3)       1,483,000       (654,667)(4)
    Acquisition financing fees and expenses                            --             --                 --             --
    Other income (expense), net                                        --             --            157,000             --
                                                                ---------       --------         ----------     ----------

      Total non-operating expense (income), net                        --        225,000          1,640,000       (654,667)
                                                                ---------       --------         ----------     ----------


    Loss from continuing operations before income taxes,
      and extraordinary items                                     472,000       (264,000)         4,731,000       (419,833)
Benefit for income taxes                                               --             --          1,798,000             --
                                                                ---------       --------         ----------     ----------


      Income (loss) from continuing operations before
      extraordinary items                                         472,000       (264,000)         2,933,000       (419,833)


Extraordinary items:
    Loss on extinguishment of debt, net                                --             --                 --             --
                                                                ---------       --------         ----------     ----------

      Net income (loss)                                           472,000       (264,000)         2,933,000       (419,833)
                                                                =========       ========         ==========     ==========

                        CAPSTONE PHARMACY SERVICES, INC.
                   PRO FORMA INCOME STATEMENT DATA (continued)
                      FOR THE YEAR ENDED DECEMBER 31, 1996


                                                                                   Happy Harrys                     IPS Tennessee
                                                                      Happy         Pro Forma             IPS         Pro Forma
                                                                    Harry's(1)     Adjustments        Tennessee(1)   Adjustments
                                                                    ----------     -----------        ------------   -----------
Net revenues                                                         3,272,122              --          4,088,661             --
Cost of sales                                                        1,971,083              --          1,915,268             --
                                                                    ----------      ----------         ----------     ----------
    Gross profit                                                     1,301,038              --          2,173,393             --
                                                                    ----------      ----------         ----------     ----------
Operating expenses:
    Selling general and administrative expenses                      1,189,387              --          1,351,035             --
    Depreciation and amortization                                      135,648          50,146(2)          47,117         93,225(2)
    Costs relating to pharmacy closure                                      --              --                 --             --
    Restructuring charges                                                   --              --                 --             --
                                                                    ----------      ----------         ----------     ----------
      Total operating expenses                                       1,325,035          50,146          1,398,152         93,225
                                                                    ----------      ----------         ----------     ----------

      Income from operations                                           (23,997)        (50,146)           775,241        (93,225)
                                                                    ----------      ----------         ----------     ----------

Non-operating expenses (income):
    Interest expense, net                                               70,668         230,938(3)           5,911        324,088(3)
    Acquisition financing fees and expenses                                 --              --                 --             --
    Other income (expense), net                                             --              --                 --             --
                                                                    ----------      ----------         ----------     ----------
      Total non-operating expense (income), net                         70,668         230,938              5,911        324,088
                                                                    ----------      ----------         ----------     ----------

    Loss from continuing operations before income taxes,
      and extraordinary items                                          (94,665)       (281,083)           769,330       (417,313)
Benefit for income taxes                                                    --              --                 --             --
                                                                    ----------      ----------         ----------     ----------

      Income (loss) from continuing operations before
      extraordinary items                                              (94,665)       (281,083)           769,330       (417,313)

Extraordinary items:
    Loss on extinguishment of debt, net                                     --              --                 --             --
                                                                    ----------      ----------         ----------     ----------

      Net income (loss)                                                (94,665)       (281,083)           769,330       (417,313)
                                                                    ==========      ==========         ==========     ==========

                        CAPSTONE PHARMACY SERVICES, INC.
                   PRO FORMA INCOME STATEMENT DATA (continued)
                      FOR THE YEAR ENDED DECEMBER 31, 1996


                                                                           Clinical Care                         Portaro
                                                            Clinical Care    Pro Forma           Portaro        Pro Forma
                                                         - SNF Pharmacy(1)  Adjustments       Pharmacies(1)    Adjustments
                                                         -----------------  -----------       -------------    -----------
Net revenues                                                  13,995,571             --         13,698,652              --
Cost of sales                                                  7,962,729             --          7,413,694              --
                                                             -----------    -----------        -----------     -----------

    Gross profit                                               6,032,842             --          6,284,958              --
                                                             -----------    -----------        -----------     -----------

Operating expenses:
    Selling general and administrative expenses                5,525,995             --          6,275,421              --
    Depreciation and amortization                                 50,945        481,250(2)         190,445         481,250(2)
    Costs relating to pharmacy closure                                --             --                 --              --
    Restructuring charges                                             --             --                 --              --
                                                             -----------    -----------        -----------     -----------

      Total operating expenses                                 5,576,940        481,250          6,465,866         481,250
                                                             -----------    -----------        -----------     -----------


      Income from operations                                     455,902       (481,250)          (180,908)       (481,250)
                                                             -----------    -----------        -----------     -----------


Non-operating expenses (income):
    Interest expense, net                                        115,483        412,500(3)         188,792         412,500(3)
    Acquisition financing fees and expenses                           --             --                 --              --
    Other income (expense), net                                    1,762             --             (1,473)             --
                                                             -----------    -----------        -----------     -----------

      Total non-operating expense (income), net                  117,245        412,500            187,319         412,500
                                                             -----------    -----------        -----------     -----------

    Loss from continuing operations before income taxes,
      and extraordinary items                                    338,657       (893,750)          (368,227)       (893,750)
Benefit for income taxes                                           4,961             --                 --              --
                                                             -----------    -----------        -----------     -----------


      Income (loss) from continuing operations before
      extraordinary items                                        333,696       (893,750)          (368,227)       (893,750)


Extraordinary items:
    Loss on extinguishment of debt, net                               --             --                 --              --
                                                             -----------    -----------        -----------     -----------


      Net income (loss)                                          333,696       (893,750)          (368,227)       (893,750)
                                                             ===========    ===========        ===========     ===========

                        CAPSTONE PHARMACY SERVICES, INC.
                   PRO FORMA INCOME STATEMENT DATA (continued)
                      FOR THE YEAR ENDED DECEMBER 31, 1996


                                                                                                                         PA
                                                                                      Alger                         Prescriptions
                                                                                    Pro Forma        Pennsylvania     Pro Forma
                                                                      Alger(1)     Adjustments      Prescriptions(1) Adjustments
                                                                      --------     -----------      ----------------------------
Net revenues                                                         8,636,667              --         12,342,410             --
Cost of sales                                                        4,583,486              --          8,524,416             --
                                                                    ----------      ----------         ----------     ----------

    Gross profit                                                     4,053,181              --          3,817,994             --
                                                                    ----------      ----------         ----------     ----------

Operating expenses:
    Selling general and administrative expenses                      3,537,878              --          3,585,634             --
    Depreciation and amortization                                       86,367         102,000(2)         114,160        103,075(2)
    Costs relating to pharmacy closure                                      --              --                 --             --
    Restructuring charges                                                   --              --                 --             --
                                                                    ----------      ----------         ----------     ----------

      Total operating expenses                                       3,624,245         102,000          3,699,794        103,075
                                                                    ----------      ----------         ----------     ----------


      Income from operations                                           428,936        (102,000)           118,200       (103,075)
                                                                    ----------      ----------         ----------     ----------


Non-operating expenses (income):
    Interest expense, net                                               23,004         360,000(3)         103,705        465,000(3)
    Acquisition financing fees and expenses                                 --              --                 --             --
    Other income (expense), net                                           (500)             --                 --             --
                                                                    ----------      ----------         ----------     ----------

      Total non-operating expense (income), net                         22,504         360,000            103,705        465,000
                                                                    ----------      ----------         ----------     ----------


    Loss from continuing operations before income taxes,
      and extraordinary items                                          406,432        (462,000)            14,495       (568,075)
Benefit for income taxes                                               164,782              --                 --             --
                                                                    ----------      ----------         ----------     ----------


      Income (loss) from continuing operations before
      extraordinary items                                              241,650        (462,000)            14,495       (568,075)


Extraordinary items:
    Loss on extinguishment of debt, net                                     --              --                 --             --
                                                                    ----------      ----------         ----------     ----------


      Net income (loss)                                                241,650        (462,000)            14,495       (568,075)
                                                                    ==========      ==========         ==========     ==========

                        CAPSTONE PHARMACY SERVICES, INC.
                   PRO FORMA INCOME STATEMENT DATA (continued)
                      FOR THE YEAR ENDED DECEMBER 31, 1996


                                                                                    PharmaCare                        Willowwood
                                                                                     Pro Forma         Willowwood     Pro Forma
                                                                   PharmaCare(1)    Adjustments        Services(1)    Adjustments
                                                                   -------------    -----------        -----------    -----------
Net revenues                                                         5,479,042              --          1,986,186             --
Cost of sales                                                        2,972,899              --          1,035,747             --
                                                                    ----------      ----------         ----------     ----------

    Gross profit                                                     2,506,143              --            950,439             --
                                                                    ----------      ----------         ----------     ----------

Operating expenses:
    Selling general and administrative expenses                      1,180,913              --            802,785             --
    Depreciation and amortization                                        6,587         195,650(2)          16,317         48,593(2)
    Costs relating to pharmacy closure                                      --              --                 --             --
    Restructuring charges                                                   --              --                 --             --
                                                                    ----------      ----------         ----------     ----------

      Total operating expenses                                       1,187,500         195,650            819,102         48,593
                                                                    ----------      ----------         ----------     ----------


      Income from operations                                         1,318,643        (195,650)           131,337        (48,593)
                                                                    ----------      ----------         ----------     ----------


Non-operating expenses (income):
    Interest expense, net                                                   26         637,500(3)             784        216,000(3)
    Acquisition financing fees and expenses                                 --              --                 --             --
    Other income (expense), net                                        (16,679)             --             59,976        (60,000)
                                                                    ----------      ----------         ----------     ----------

      Total non-operating expense (income), net                        (16,653)        637,500             60,760        156,000
                                                                    ----------      ----------         ----------     ----------


    Loss from continuing operations before income taxes,
      and extraordinary items                                        1,335,296        (833,150)            70,577       (204,593)
Benefit for income taxes                                                    --          25,107                456             --
                                                                    ----------      ----------         ----------     ----------


      Income (loss) from continuing operations before
      extraordinary items                                            1,335,296        (858,257)            70,121       (204,593)


Extraordinary items:
    Loss on extinguishment of debt, net                                     --              --                 --             --
                                                                    ----------      ----------         ----------     ----------


      Net income (loss)                                              1,335,296        (858,257)            70,121       (204,593)
                                                                    ==========      ==========         ==========     ==========

                        CAPSTONE PHARMACY SERVICES, INC.
                   PRO FORMA INCOME STATEMENT DATA (continued)
                      FOR THE YEAR ENDED DECEMBER 31, 1996


                                                                                                               Pro Forma
                                                                            Macromed            Subtotal       Capstone
                                                                            Pro Forma          Acquisition      Income
                                                             Macromed(1)   Adjustments         Adjustments     Statement
                                                            ------------   ------------       ------------   ------------
Net revenues                                                   2,208,000             --        135,454,311    279,852,147
Cost of sales                                                    861,120             --         74,321,442    159,853,438
                                                            ------------   ------------       ------------   ------------

    Gross profit                                               1,346,880             --         61,132,868    119,998,708
                                                            ------------   ------------       ------------   ------------

Operating expenses:
    Selling general and administrative expenses                  228,000             --         47,830,048     94,422,023
    Depreciation and amortization                                 12,000         72,500(2)       5,086,775      9,720,562
    Costs relating to pharmacy closure                                --             --                 --        246,446
    Restructuring charges                                             --             --                 --      2,825,000
                                                            ------------   ------------       ------------   ------------

      Total operating expenses                                   240,000         72,500         52,916,823    107,214,031
                                                            ------------   ------------       ------------   ------------


      Income from operations                                   1,106,880        (72,500)         8,216,046     12,784,678
                                                            ------------   ------------       ------------   ------------


Non-operating expenses (income):
    Interest expense, net                                             --        127,500(3)       4,811,732      6,711,516
    Acquisition financing fees and expenses                           --             --                 --      4,573,530
    Other income (expense), net                                       --             --            140,086         (9,120)
                                                            ------------   ------------       ------------   ------------

      Total non-operating expense (income), net                       --        127,500          4,951,818     11,275,926
                                                            ------------   ------------       ------------   ------------


    Loss from continuing operations before income taxes,
      and extraordinary items                                  1,106,880       (200,000)         3,264,228      1,508,752
Benefit for income taxes                                              --         45,344          2,046,650     (3,074,207)
                                                            ------------   ------------       ------------   ------------


      Income (loss) from continuing operations before
      extraordinary items                                      1,106,880       (245,344)         1,217,578      4,582,959


Extraordinary items:
    Loss on extinguishment of debt, net                               --             --                 --       (239,961)
                                                            ------------   ------------       ------------   ------------


      Net income (loss)                                        1,106,880       (245,344)         1,217,578      4,822,920
                                                            ============   ============       ============   ============

                                                 Weighted average number of common shares outstanding(5)       36,236,893
                                                                      Fully diluted net income per share     $       0.13

(1) Reflects the following acquisitions as if they had occurred on January 1, 1996:

         IMD Corporation
         DC Med, Inc.
         Symphony Pharmacy Services, Inc.
         Happy Harry's Inc.
         Institutional Pharmacy, Inc.
         Clinical Care - SNF Pharmacy, Inc.
         Portaro Pharmacies, Inc.
         Alger Health Services, Inc.
         Pennsylvania Prescriptions, Inc.
         Macromed
         Pharmacare, Inc.

         Willowwood
(2) Reflects the additional amortization of goodwill related to the above acquisitions, over a period of 40 years.
(3) Reflects the additional interest expense related to the above acquisitions at an annual interest rate of 7.5%.
(4) Reflects a reduction of interest expense incurred by Symphony on debt which was not assumed by Capstone as part of the acquisition.
(5) Reflects the fully diluted shares outstanding for the year ended December 31, 1996, plus (1) the impact of the 14,574,980 shares issued in connection with the Symphony acquisition, (2) the 2,708,804 shares issued in connection with the Clinical Care - SNF Pharmacy and Portaro Pharmacies acquisitions and (3) the 1,035,000 shares issued in connection with the IMD acquisition, all as if they had occurred on January 1, 1996.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CAPSTONE PHARMACY SERVICES, INC.

                                    By:  /s/ James D. Shelton
                                    --------------------------------------------
                                    Executive Vice President and Chief Financial
                                    Officer

Date: June 16, 1997